PUTNAM INCOME FUND
               Prospectus supplement dated January 13, 1997,
                    to prospectuses dated March 1, 1996

The third paragraph under the heading "How the funds are managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                       Year       (at least 5 years)
                       -------    -------------------------
D. William Kohli       1994       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since September,
                                  1994.  Prior to September,
                                  1994, Mr. Kohli was Executive
                                  Vice President, and Co-Director
                                  of Global Bond Management and,
                                  prior to October, 1993, Senior
                                  Portfolio Manager, at Franklin
                                  Advisors/Templeton Investment
                                  Counsel.

Robert M. Paine        1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1987.

Kenneth J. Taubes      1993       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1991.

Rosemary H. Thomsen    1993       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1986.


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